UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         July 2, 2003 (March 1, 2003)
                         ----------------------------
               Date of report (Date of earliest event reported)


                      Jeremy's Microbatch Ice Creams, Inc.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)

         001-15689                                       23-3017648
 ---------------------------                 ---------------------------------
  (Commission File Number)                   (IRS Employer Identification No.)

  2000 Hamilton Street, #520, Philadelphia, Pennsylvania         19130
  ------------------------------------------------------       ----------
        (Address of principal executive offices)               (Zip Code)

                                (215) 893-3662
                                --------------
             (Registrant's Telephone Number, Including Area Code)



                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

As previously reported, Jeremy's Microbatch Ice Creams, Inc., a publicly-held Delaware corporation (OTC: "JMIC"), filed a Certificate of Amendment to its Certificate of Incorporation (the "Amendment") on April 15, 2003 to increase its authorized capital stock. The Amendment was not accepted by the Secretary of State of the State of Delaware because JMIC's charter was voided by the State on March 1, 2003, for non-payment of taxes. In order to renew and revive its charter, a certificate for renewal and revival of charter was filed on May 12, 2003, which became effective on May 15, 2003. As a result of the foregoing, the Amendment was refiled and became effective on June 17, 2003.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits. The following document is being filed herewith by the Registrant as an exhibit to this Current Report on Form 8-K:

       Exhibit No.   Description
       -----------   -----------
          99.1       State of Delaware Certificate for Renewal and Revival of
                     Charter dated May 12, 2003.

          99.2 Certificate of Amendment to the Certificate of Incorporation of Jeremy's Microbatch Ice Creams, Inc. dated June 12, 2003.



                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Jeremy's Microbatch Ice Creams, Inc.


Date: July 2, 2003                         By:   /s/ William Tay
                                                -----------------------------
                                                  William Tay, President